                                                                                            Exhibit 99.1

                                         Joint Filer Information

Date of Event Requiring Statement:           August 5, 2009

Issuer Name and Ticker or Trading Symbol:    Avago Technologies Limited (AVGO)

Designated Filer:                            KKR Europe II Limited

Other Joint Filers:                          KKR Associates Europe II, Limited Partnership
                                             KKR European Fund II, Limited Partnership
                                             Michael W. Michelson
                                             Perry Golkin
                                             Johannes P. Huth
                                             Todd A. Fisher
                                             Alexander Navab
                                             Marc S. Lipschultz
                                             Jacques Garaialde

Addresses:                                   The principal business address of the Joint Filers above is
                                             c/o Kohlberg Kravis Roberts & Co., 9 West 57th Street,
                                             New York, NY 10019, U.S.

Signatures:

        KKR Europe II Limited

        By: /s/ William J. Janetschek
            --------------------------------------------
            Name: William J. Janetschek
            Title: Director

        KKR Associates Europe II, Limited Partnership
        By: KKR Europe II Limited, its general partner

        By: /s/ William J. Janetschek
            --------------------------------------------
            Name: William J. Janetschek
            Title: Director

        KKR European Fund II, Limited Partnership
        By: KKR Associates Europe II, Limited Partnership, its general partner
        By: KKR Europe II Limited, its general partner

        By: /s/ William J. Janetschek
            --------------------------------------------
            Name: William J. Janetschek
            Title: Director

            /s/ William J. Janetschek
            --------------------------------------------
            William J. Janetschek, as attorney-in-fact for Michael W. Michelson

            /s/ William J. Janetschek
            --------------------------------------------
            William J. Janetschek, as attorney-in-fact for Perry Golkin

            /s/ William J. Janetschek
            --------------------------------------------
            William J. Janetschek, as attorney-in-fact for Johannes P. Huth

            /s/ William J. Janetschek
            --------------------------------------------
            William J. Janetschek, as attorney-in-fact for Todd A. Fisher

            /s/ William J. Janetschek
            --------------------------------------------
            William J. Janetschek, as attorney-in-fact for Alexander Navab

            /s/ William J. Janetschek
            --------------------------------------------
            William J. Janetschek, as attorney-in-fact for Marc S. Lipschultz

            /s/ William J. Janetschek
            --------------------------------------------
            William J. Janetschek, as attorney-in-fact for Jacques Garaialde